                                                                    EX-99.(D)(2)

                                   SCHEDULE A

                            FEE AND EXPENSE AGREEMENT
                             WELLS FARGO FUNDS TRUST

                                           (CAPPED OPERATING EXPENSE RATIOS)
                                                                   CAPPED OPERATING
                                               CAPPED OPERATING     EXPENSE RATIO
                                                 EXPENSE RATIO    (EFFECTIVE JULY 9,
FUNDS/CLASSES                                      (CURRENT)             2010)*        EXPIRATION / RENEWAL DATE
--------------------------------------------   ----------------   ------------------   -------------------------
ADJUSTABLE RATE GOVERNMENT FUND+/-/1/
         Class A                                     0.74%                              3 Years After
         Class B                                     1.49%                              Implementation Date (all
         Class C                                     1.49%                              Classes)
         Institutional Class                         0.49%

AGGRESSIVE ALLOCATION FUND/2/
         Administrator Class                         1.00%           No Changes         January 31, 2011

ASIA PACIFIC FUND/3/
         Class A                                     1.60%           No Changes         January 31, 2011
         Class C                                     2.35%                              January 31, 2011
         Investor Class                              1.65%                              January 31, 2011

ASSET ALLOCATION FUND+/-
         Class A                                     0.87%                              3 Years After
         Class B                                     1.62%                              Implementation Date (all
         Class C                                     1.62%                              Classes)
         Administrator Class                         0.64%
         Class R                                     1.12%

----------
* On January 11, 2010, the Boards of Trustees of Wells Fargo Funds Trust were notified of decreases to the capped operating expense ratios for certain Funds. Such decreases are scheduled to become effective concurrently with the earliest of any closing of the Reorganization with the Evergreen family of funds, currently July 9, 2010 (Implementation Date). The expiration/renewal date for all classes of the survivor Funds involved in the Reorganization will continue for a period of three years after the Implementation Date. For those Funds not involved in the Reorganization, the expiration/renewal date of the commitment will continue through the dates of each Fund's next annual prospectus update.

+/- In connection with the reorganization with the Evergreen family of funds, on December 18, 2009 and January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of new Wells Fargo Advantage shell funds to become effective on July 9, 2010 (fixed income and money markets) and July 16, 2010 (equity and international funds).

/1/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Adjustable Rate Government Fund with a capped net operating expense ratio of 0.60%, effective on or about July 30, 2010.

/2/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Aggressive Allocation Fund into the Growth Balanced Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/3/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class and Institutional Class shares to the Asia Pacific Fund with a capped net operating expense ratio of 1.40% and 1.25%, respectively, effective on or about July 30, 2010.

                                                                   CAPPED OPERATING
                                               CAPPED OPERATING     EXPENSE RATIO
                                                 EXPENSE RATIO    (EFFECTIVE JULY 9,
FUNDS/CLASSES                                      (CURRENT)             2010)*        EXPIRATION / RENEWAL DATE
--------------------------------------------   ----------------   ------------------   -------------------------
C&B LARGE CAP VALUE FUND
         Class A                                     1.15%                              January 31, 2011
         Class B                                     1.90%                              January 31, 2011
         Class C                                     1.90%           No Changes         January 31, 2011
         Administrator Class                         0.95%                              January 31, 2011
         Institutional Class                         0.70%                              January 31, 2011
         Investor Class                              1.20%                              January 31, 2011

C&B MID CAP VALUE FUND
         Class A                                     1.20%                              February 28, 2011
         Class B                                     1.95%                              February 28, 2011
         Class C                                     1.95%           No Changes         February 28, 2011
         Administrator Class                         1.15%                              February 28, 2011
         Institutional Class                         0.90%                              February 28, 2011
         Investor Class                              1.25%                              February 28, 2011

CALIFORNIA LIMITED-TERM TAX-FREE FUND
         Class A                                     0.85%              0.80%           October 31, 2010
         Class C                                     1.60%              1.55%           October 31, 2010
         Administrator Class                         0.60%              0.60%           October 31, 2010

CALIFORNIA TAX-FREE FUND
         Class A                                     0.80%              0.75%           3 Years After
         Class B                                     1.55%              1.50%           Implementation Date (all
         Class C                                     1.55%              1.50%           Classes)
         Administrator Class                         0.55%              0.55%

CALIFORNIA MUNICIPAL MONEY MARKET FUND/4/
         Class A                                     0.65%                              June 30, 2010
         Institutional Class                         0.20%           No Changes         June 30, 2010
         Service Class                               0.45%                              June 30, 2010

CALIFORNIA MUNICIPAL MONEY MARKET TRUST              0.20%           No Changes         June 30, 2010

CAPITAL GROWTH FUND
         Class A                                     1.25%              1.20%           3 Years After
         Class C                                     2.00%              1.95%           Implementation Date (all
         Administrator Class                         0.94%              0.94%           Classes)
         Institutional Class                         0.75%              0.70%
         Investor Class                              1.35%              1.27%

----------
/4/ On December 18, 2009, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the California Municipal Money Market Fund with a capped net operating expense ratio of 0.99%, effective July 1, 2010. In addition, on March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the California Municipal Money Market Fund with a capped net operating expense ratio of 0.30%, effective on or about July 1, 2010.

                                                                   CAPPED OPERATING
                                               CAPPED OPERATING     EXPENSE RATIO
                                                 EXPENSE RATIO    (EFFECTIVE JULY 9,
FUNDS/CLASSES                                      (CURRENT)             2010)*        EXPIRATION / RENEWAL DATE
--------------------------------------------   ----------------   ------------------   -------------------------
CASH INVESTMENT MONEY MARKET FUND
         Administrator Class                         0.35%           No Changes         June 30, 2010
         Institutional Class                         0.20%                              June 30, 2010
         Select Class                                0.13%                              June 30, 2010
         Service Class                               0.50%                              June 30, 2010

CLASSIC VALUE FUND+/-/5/
         Class A                                     1.25%                              3 Years After
         Class B                                     2.00%                              Implementation Date (all
         Class C                                     2.00%                              Classes)
         Class R                                     1.50%
         Administrator Class                         1.00%

COLORADO TAX-FREE FUND
         Class A                                     0.85%                              October 31, 2010
         Class B                                     1.60%           No Changes         October 31, 2010
         Class C                                     1.60%                              October 31, 2010
         Administrator Class                         0.60%                              October 31, 2010

COMMON STOCK FUND/6/
         Class A                                     1.26%                              February 28, 2011
         Class B                                     2.01%           No Changes         February 28, 2011
         Class C                                     2.01%                              February 28, 2011
         Investor Class                              1.29%                              February 28, 2011

CONSERVATIVE ALLOCATION FUND
            Administrator Class                      0.85%           No Changes         January 31, 2011

CORE EQUITY FUND+/-/7/
         Class A                                     1.25%                              3 Years After
         Class B                                     2.00%                              Implementation Date (all
         Class C                                     2.00%                              Classes)
         Administrator Class                         1.00%

DISCIPLINED GLOBAL EQUITY FUND+/-/8/
         Class A                                     1.40%                              3 Years After
         Class C                                     2.15%                              Implementation Date (all
         Administrator Class                         1.15%                              Classes)

----------
/5/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Classic Value Fund with a capped net operating expense ratio of 0.75%, effective on or about July 30, 2010.

/6/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class and Institutional Class shares to the Common Stock Fund with a capped net operating expense ratio of 1.10% and 0.90%, respectively, effective on or about July 30, 2010.

/7/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Core Equity Fund with a capped net operating expense ratio of 0.75%, effective on or about July 30, 2010.

/8/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Disciplined Global Equity Fund with a capped net operating expense ratio of 0.75%, effective on or about July 30, 2010.

                                                                   CAPPED OPERATING
                                               CAPPED OPERATING     EXPENSE RATIO
                                                 EXPENSE RATIO    (EFFECTIVE JULY 9,
FUNDS/CLASSES                                      (CURRENT)             2010)*        EXPIRATION / RENEWAL DATE
--------------------------------------------   ----------------   ------------------   -------------------------
DISCIPLINED U.S. CORE FUND+/-/9/
         Class A                                     0.92%                              3 Years After
         Class C                                     1.67%                              Implementation Date (all
         Administrator Class                         0.74%                              Classes)

DISCIPLINED VALUE FUND+/-/10/
         Class A                                     1.10%                              3 Years After
         Class C                                     1.85%                              Implementation Date (all
         Administrator Class                         0.85%                              Classes)
         Investor Class                              1.17%

DISCOVERY FUND
         Class A                                     1.33%                              February 28, 2011
         Class C                                     2.08%           No Changes         February 28, 2011
         Administrator Class                         1.15%                              February 28, 2011
         Institutional Class                         0.95%                              February 28, 2011
         Investor Class                              1.38%                              February 28, 2011

DIVERSIFIED BOND FUND/11/
         Administrator Class                         0.70%           No Changes         September 30, 2010

DIVERSIFIED CAPITAL BUILDER FUND+/-/12/
         Class A                                     1.20%                              3 Years After
         Class B                                     1.95%                              Implementation Date (all
         Class C                                     1.95%                              Classes)
         Institutional Class                         0.78%

DIVERSIFIED EQUITY FUND
         Class A                                     1.25%                              January 31, 2011
         Class B                                     2.00%           No Changes         January 31, 2011
         Class C                                     2.00%                              January 31, 2011
         Administrator Class                         1.00%                              January 31, 2011

DIVERSIFIED INCOME BUILDER FUND+/-/13/
         Class A                                     1.08%                              3 Years After
         Class B                                     1.83%                              Implementation Date (all
         Class C                                     1.83%                              Classes)
         Institutional Class                         0.71%

----------
/9/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Disciplined U.S. Core Fund with a capped net operating expense ratio of 0.48%, effective on or about July 30, 2010.

/10/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Disciplined Value Fund with a capped net operating expense ratio of 0.65%, effective on or about July 30, 2010.

/11/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Diversified Bond Fund into the Total Return Bond Fund. Subject to receipt of shareholder approval, the merger will become effective on July 9, 2010.

/12/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Diversified Capital Builder Fund with a capped net operating expense ratio of 0.95%, effective on or about July 30, 2010.

                                                                   CAPPED OPERATING
                                               CAPPED OPERATING     EXPENSE RATIO
                                                 EXPENSE RATIO    (EFFECTIVE JULY 9,
FUNDS/CLASSES                                      (CURRENT)             2010)*        EXPIRATION / RENEWAL DATE
--------------------------------------------   ----------------   ------------------   -------------------------
DIVERSIFIED INTERNATIONAL FUND
         Class A                                     1.41%                              January 31, 2011
         Class B                                     2.16%                              January 31, 2011
         Class C                                     2.16%           No Changes         January 31, 2011
         Administrator Class                         1.25%                              January 31, 2011
         Institutional Class                         0.99%                              January 31, 2011
         Investor Class                              1.46%                              January 31, 2011

DIVERSIFIED SMALL CAP FUND
         Administrator Class                         1.00%           No Changes         January 31, 2011

EMERGING GROWTH FUND
         Class A                                     1.45%                              January 31, 2011
         Class C                                     2.20%           No Changes         January 31, 2011
         Administrator Class                         1.20%                              January 31, 2011
         Institutional Class                         0.95%                              January 31, 2011
         Investor Class                              1.49%                              January 31, 2011

EMERGING MARKETS EQUITY FUND/14/
         Class A                                     1.90%                              January 31, 2011
         Class B                                     2.65%           No Changes         January 31, 2011
         Class C                                     2.65%                              January 31, 2011
         Administrator Class                         1.60%                              January 31, 2011

EMERGING MARKETS EQUITY FUND II/15/
         Class A                                     1.87%                              3 Years After
         Class B                                     2.62%                              Implementation Date (all
         Class C                                     2.62%                              Classes)
         Administrator Class                         1.60%

ENDEAVOR SELECT FUND
         Class A                                     1.25%                              November 30, 2010
         Class B                                     2.00%           No Changes         November 30, 2010
         Class C                                     2.00%                              November 30, 2010
         Administrator Class                         1.00%                              November 30, 2010
         Institutional Class                         0.80%                              November 30, 2010

----------
/13/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Diversified Income Builder Fund with a capped net operating expense ratio of 0.90%, effective on or about July 30, 2010.

/14/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Emerging Markets Equity Fund to the Emerging Markets Equity Fund II. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/15/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Emerging Markets Equity Fund II (shell fund/ and the merger of the Emerging Markets Equity Fund into the shell fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010. At that time, the shell fund will change its name to the Emerging Markets Equity Fund. In addition, on March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Emerging Markets Equity Fund II with a capped net operating expense ratio of 1.36%, effective on or about July 30, 2010.

                                                                   CAPPED OPERATING
                                               CAPPED OPERATING     EXPENSE RATIO
                                                 EXPENSE RATIO    (EFFECTIVE JULY 9,
FUNDS/CLASSES                                      (CURRENT)             2010)*        EXPIRATION / RENEWAL DATE
--------------------------------------------   ----------------   ------------------   -------------------------
ENTERPRISE FUND
         Class A                                     1.35%              1.30%           February 28, 2011
         Class C                                     2.10%              2.05%           February 28, 2011
         Administrator Class                         1.15%              1.15%           February 28, 2011
         Institutional Class                         0.90%              0.90%           February 28, 2011
         Investor Class                              1.45%              1.37%           February 28, 2011

EQUITY INCOME FUND/16/
         Class A                                     1.10%                              January 31, 2011
         Class B                                     1.85%           No Changes         January 31, 2011
         Class C                                     1.85%                              January 31, 2011
         Administrator Class                         0.85%                              January 31, 2011

EQUITY VALUE FUND
         Class A                                     1.25%                              January 31, 2011
         Class B                                     2.00%           No Changes         January 31, 2011
         Class C                                     2.00%                              January 31, 2011
         Administrator Class                         1.00%                              January 31, 2011
         Institutional Class                         0.75%                              January 31, 2011

GLOBAL OPPORTUNITIES FUND+/-/17/
         Class A                                     1.58%                              3 Years After
         Class B                                     2.33%                              Implementation Date (all
         Class C                                     2.33%                              Classes)
         Administrator Class                         1.40%

GOVERNMENT MONEY MARKET FUND/18/
         Class A                                     0.65%                              June 30, 2010
         Administrator Class                         0.35%           No Changes         June 30, 2010
         Institutional Class                         0.20%                              June 30, 2010
         Service Class                               0.50%                              June 30, 2010

GOVERNMENT SECURITIES FUND
         Class A                                     0.90%              0.89%           3 Years After
         Class B                                     1.65%              1.64%           Implementation Date (all
         Class C                                     1.65%              1.64%           Classes)
         Administrator Class                         0.70%              0.64%
         Institutional Class                         0.48%              0.48%
         Investor Class                              0.95%              0.92%

----------
/16/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Equity Income Fund into the Disciplined Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/17/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Global Opportunities Fund with a capped net operating expense ratio of 1.15%, effective on or about July 30, 2010.

/18/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the Government Money Market Fund with a capped operating expense ratio of 0.97%, effective July 1, 2010.

                                                                   CAPPED OPERATING
                                               CAPPED OPERATING     EXPENSE RATIO
                                                 EXPENSE RATIO    (EFFECTIVE JULY 9,
FUNDS/CLASSES                                      (CURRENT)             2010)*        EXPIRATION / RENEWAL DATE
--------------------------------------------   ----------------   ------------------   -------------------------
GROWTH FUND
         Class A                                     1.30%              1.30%           November 30, 2010
         Class C                                     2.05%              2.05%           November 30, 2010
         Administrator Class                         0.96%              0.96%           November 30, 2010
         Institutional Class                         0.80%              0.80%           November 30, 2010
         Investor Class                              1.40%              1.37%           November 30, 2010

GROWTH BALANCED FUND
         Class A                                     1.20%                              January 31, 2011
         Class B                                     1.95%           No Changes         January 31, 2011
         Class C                                     1.95%                              January 31, 2011
         Administrator Class                         0.95%                              January 31, 2011

GROWTH EQUITY FUND/19/
         Class A                                     1.50%                              January 31, 2011
         Class B                                     2.25%           No Changes         January 31, 2011
         Class C                                     2.25%                              January 31, 2011
         Administrator Class                         1.25%                              January 31, 2011
         Institutional Class                         1.05%                              January 31, 2011

GROWTH OPPORTUNITIES FUND+/-/20/
         Class A                                     1.22%                              3 Years After
         Institutional Class                         0.90%                              Implementation Date (all
                                                                                        Classes)

HEALTH CARE FUND+/-
         Class A                                     1.46%                              3 Years After
         Class B                                     2.21%                              Implementation Date (all
         Class C                                     2.21%                              Classes)
         Administrator Class                         1.23%

HERITAGE MONEY MARKET FUND/21/
         Administrator Class                         0.35%           No Changes         June 30, 2010
         Institutional Class                         0.20%                              June 30, 2010
         Select Class                                0.13%                              June 30, 2010

HIGH INCOME FUND/22/
         Class A                                     0.90%              0.90%           3 Years After
         Class B                                     1.65%              1.65%           Implementation Date (all
         Class C                                     1.65%              1.65%           Classes)
         Institutional Class                         0.50%              0.50%
         Investor Class                              0.95%              0.93%

----------
/19/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Growth Equity Fund into the Diversified Equity Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010 and the Institutional Class shares will merge into the Administrator Class.

/20/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class C and Administrator Class shares to the Growth Opportunities Fund with a capped net operating expense ratio of 0.97% and 1.15%, respectively, effective on or about July 30, 2010.

/21/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Service Class shares to the Heritage Money Market Fund with a capped operating expense ration of 0.43%, effective July 1, 2010.

                                                                   CAPPED OPERATING
                                               CAPPED OPERATING     EXPENSE RATIO
                                                 EXPENSE RATIO    (EFFECTIVE JULY 9,
FUNDS/CLASSES                                      (CURRENT)             2010)*        EXPIRATION / RENEWAL DATE
--------------------------------------------   ----------------   ------------------   -------------------------
HIGH YIELD BOND FUND+/-
         Class A                                     1.03%                              3 Years After
         Class B                                     1.78%                              Implementation Date (all
         Class C                                     1.78%                              Classes)
         Administrator Class                         0.80%

INCOME PLUS FUND/23/
         Class A                                     0.90%              0.90%           3 Years After
         Class B                                     1.65%              1.65%           Implementation Date (all
         Class C                                     1.65%              1.65%           Classes)
         Institutional Class                         0.61%              0.61%
         Investor Class                              0.94%              0.93%

INDEX ASSET ALLOCATION FUND
         Class A                                     1.15%           No Changes         January 31, 2011
         Class B                                     1.90%                              January 31, 2011
         Class C                                     1.90%                              January 31, 2011
         Administrator Class                         0.90%                              January 31, 2011

INDEX FUND/24/
         Class A                                     0.62%              0.56%           3 Years After
         Class B                                     1.37%              1.31%           Implementation Date (all
         Administrator Class                         0.25%              0.25%           Classes)
         Investor Class                              0.45%              0.45%

INFLATION-PROTECTED BOND FUND
         Class A                                     0.85%                              September 30, 2010
         Class B                                     1.60%           No Changes         September 30, 2010
         Class C                                     1.60%                              September 30, 2010
         Administrator Class                         0.60%                              September 30, 2010

INTERMEDIATE TAX/AMT-FREE FUND
         Class A                                     0.70%              0.70%           3 Years After
         Class C                                     1.45%              1.45%           Implementation Date (all
         Administrator Class                         0.60%              0.60%           Classes)
         Institutional Class                         0.42%              0.42%
         Investor Class                              0.75%              0.73%

INTERNATIONAL BOND FUND+/-/25/
         Class A                                     1.03%                              3 Years After
         Class B                                     1.78%                              Implementation Date (all
         Class C                                     1.78%                              Classes)
         Institutional Class                         0.78%

----------
/22/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the High Income Fund with a capped operating expense ratio of 0.80%, effective on or about
     July 30, 2010.

/23/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Income Plus Fund with a capped operating expense ratio of 0.75%, effective on or about
     July 30, 2010.

/24/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class C shares to the Index Fund with a capped net operating expense ratio of 1.31%, effective July 16, 2010.

                                                                   CAPPED OPERATING
                                               CAPPED OPERATING     EXPENSE RATIO
                                                 EXPENSE RATIO    (EFFECTIVE JULY 9,
FUNDS/CLASSES                                      (CURRENT)             2010)*        EXPIRATION / RENEWAL DATE
--------------------------------------------   ----------------   ------------------   -------------------------
INTERNATIONAL CORE FUND/26/
         Class A                                     1.50%                              January 31, 2011
         Class B                                     2.25%           No Changes         January 31, 2011
         Class C                                     2.25%                              January 31, 2011
         Administrator Class                         1.25%                              January 31, 2011

INTERNATIONAL VALUE FUND
         Class A                                     1.50%                              January 31, 2011
         Class B                                     2.25%           No Changes         January 31, 2011
         Class C                                     2.25%                              January 31, 2011
         Administrator Class                         1.25%                              January 31, 2011
         Institutional Class                         1.05%                              January 31, 2011

INTRINSIC VALUE FUND+/-/27/
         Class A                                     1.17%                              3 Years After
         Class B                                     1.92%                              Implementation Date (all
         Class C                                     1.92%                              Classes)
         Institutional Class                         0.85%

INTRINSIC WORLD EQUITY FUND+/-/28/
         Class A                                     1.40%                              3 Years After
         Class C                                     2.15%                              Implementation Date (all
         Administrator Class                         1.15%                              Classes)

LARGE CAP APPRECIATION FUND/29/
         Class A                                     1.25%                              January 31, 2011
         Class B                                     2.00%           No Changes         January 31, 2011
         Class C                                     2.00%                              January 31, 2011
         Administrator Class                         1.00%                              January 31, 2011
         Institutional Class                         0.70%                              January 31, 2011

----------
/25/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the International Bond Fund with a capped operating expense ratio of 0.85%, effective on or about July 30, 2010.

/26/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the name change of the International Core Fund to the International Equity Fund and the addition of Class R and Institutional Class shares with a capped operating expense ratio of 1.34% and 0.94%, respectively, effective July 16, 2010.

/27/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Intrinsic Value Fund with a capped operating expense ratio of 0.95%, effective on or about July 30, 2010.

/28/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Intrinsic World Equity Fund with a capped operating expense ratio of 0.95%, effective on or about July 30, 2010.

/29/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Large Cap Appreciation Fund into the Capital Growth Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

                                                                   CAPPED OPERATING
                                               CAPPED OPERATING     EXPENSE RATIO
                                                 EXPENSE RATIO    (EFFECTIVE JULY 9,
FUNDS/CLASSES                                      (CURRENT)             2010)*        EXPIRATION / RENEWAL DATE
--------------------------------------------   ----------------   ------------------   -------------------------
LARGE CAP CORE FUND+/-
         Class A                                     1.14%                              3 Years After
         Class C                                     1.89%                              Implementation Date (all
         Investor Class                              1.21%                              Classes)
         Administrator Class                         0.90%
         Institutional Class                         0.66%

LARGE CAP GROWTH FUND/30/
         Investor Class                              1.19%           No Changes         November 30, 2010

LARGE COMPANY CORE FUND/31/
         Class A                                     1.14%                              November 30, 2010
         Class B                                     1.89%                              November 30, 2010
         Class C                                     1.89%           No Changes         November 30, 2010
         Administrator Class                         0.95%                              November 30, 2010
         Investor Class                              1.28%                              November 30, 2010
         Institutional Class                         0.66%                              November 30, 2010

LARGE COMPANY GROWTH FUND/32/
         Class A                                     1.20%                              January 31, 2011
         Class B                                     1.95%                              January 31, 2011
         Class C                                     1.95%           No Changes         January 31, 2011
         Administrator Class                         0.95%                              January 31, 2011
         Institutional Class                         0.75%                              January 31, 2011
         Investor Class                              1.27%                              January 31, 2011

LARGE COMPANY VALUE FUND
         Class A                                     1.25%              1.25%           November 30, 2010
         Class C                                     2.00%              2.00%           November 30, 2010
         Administrator Class                         0.96%              0.96%           November 30, 2010
         Institutional Class                         0.75%              0.75%           November 30, 2010
         Investor Class                              1.35%              1.32%           November 30, 2010

MID CAP DISCIPLINED FUND/33/
         Class A                                     1.25%              1.25%           3 Years After
         Class C                                     2.00%              2.00%           Implementation Date (all
         Administrator Class                         1.15%              1.14%           Classes)
         Institutional Class                         0.90%              0.87%
         Investor Class                              1.31%              1.31%

----------
/30/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class A, Class C, Administrator Class and Institutional Class shares to the Large Cap Growth Fund with a capped operating expense ratio of 1.12%, 1.87%, 0.95% and 0.75%, respectively, effective on or about July 30, 2010.

/31/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Large Company Core Fund into the Large Cap Core Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/32/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Large Company Growth Fund into the Premier Large Company Growth Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/33/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the name change of the Mid Cap Disciplined Fund to the Special Mid Cap Value Fund effective July 16, 2010.

                                                                   CAPPED OPERATING
                                               CAPPED OPERATING     EXPENSE RATIO
                                                 EXPENSE RATIO    (EFFECTIVE JULY 9,
FUNDS/CLASSES                                      (CURRENT)             2010)*        EXPIRATION / RENEWAL DATE
--------------------------------------------   ----------------   ------------------   -------------------------
MID CAP GROWTH FUND
         Class A                                     1.35%              1.18%           3 Years After
         Class B                                     2.10%              1.93%           Implementation Date (all
         Class C                                     2.10%              1.93%           Classes)
         Administrator Class                         1.15%              1.15%
         Institutional Class                         0.90%              0.85%
         Investor Class                              1.45%              1.25%

MINNESOTA MONEY MARKET FUND/34/
         Class A                                     0.80%              0.70%           June 30, 2010

MINNESOTA TAX-FREE FUND
         Class A                                     0.85%                              October 31, 2010
         Class B                                     1.60%           No Changes         October 31, 2010
         Class C                                     1.60%                              October 31, 2010
         Administrator Class                         0.60%                              October 31, 2010

MODERATE BALANCED FUND
         Class A                                     1.15%                              January 31, 2011
         Class B                                     1.90%           No Changes         January 31, 2011
         Class C                                     1.90%                              January 31, 2011
         Administrator Class                         0.90%                              January 31, 2011

MONEY MARKET FUND/35/
         Class A                                     0.76%              0.70%           3 Years After
         Class B                                     1.51%              1.45%           Implementation Date (all
         Investor Class                              0.65%              0.65%           Classes)

MONEY MARKET TRUST                                   0.20%           No Changes         June 30, 2010

MUNICIPAL BOND FUND
         Class A                                     0.75%              0.75%           3 Years After
         Class B                                     1.50%              1.50%           Implementation Date (all
         Class C                                     1.50%              1.50%           Classes)
         Administrator Class                         0.60%              0.60%
         Institutional Class                         0.50%              0.50%
         Investor Class                              0.80%              0.78%

MUNICIPAL CASH MANAGEMENT MONEY MARKET
FUND+/-/36/
         Service Class                               0.45%                              3 Years After
         Institutional Class                         0.20%                              Implementation Date (all
                                                                                        Classes)

----------
/34/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the Minnesota Money Market Fund with a capped net operating expense ratio of 1.05%, effective July 1, 2010.

/35/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class C, Service Class and Daily Class shares to the Money Market Fund with capped operating expense ratios of 1.45%, 0.50% and 1.03%, respectively, effective July 1, 2010.

/36/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Municipal Cash Management Money Market Fund with a capped operating expense ratio of 0.30%, effective on or about July 1, 2010.

                                                                   CAPPED OPERATING
                                               CAPPED OPERATING     EXPENSE RATIO
                                                 EXPENSE RATIO    (EFFECTIVE JULY 9,
FUNDS/CLASSES                                      (CURRENT)             2010)*        EXPIRATION / RENEWAL DATE
--------------------------------------------   ----------------   ------------------   -------------------------
MUNICIPAL MONEY MARKET FUND/37/
         Institutional Class                         0.20%           No Changes         June 30, 2010
         Investor Class                              0.64%                              June 30, 2010

NATIONAL TAX-FREE MONEY MARKET FUND/38/
         Class A                                     0.65%           No Changes         June 30, 2010
         Administrator Class                         0.30%                              June 30, 2010
         Institutional Class                         0.20%                              June 30, 2010
         Service Class                               0.45%                              June 30, 2010

NATIONAL TAX-FREE MONEY MARKET TRUST                 0.20%           No Changes         June 30, 2010

NEW JERSEY MUNICIPAL MONEY MARKET FUND+/-
         Class A                                     0.70%                              3 Years After
         Service Class                               0.45%                              Implementation Date (all
         Sweep Class                                 1.05%                              Classes)

NEW YORK MUNICIPAL MONEY MARKET FUND+/-
         Class A                                     0.70%                              3 Years After
         Service Class                               0.45%                              Implementation Date (all
         Sweep Class                                 1.05%                              Classes)

NORTH CAROLINA TAX-FREE FUND+/-
         Class A                                     0.85%                              3 Years After
         Class C                                     1.60%                              Implementation Date (all
         Institutional Class                         0.54%                              Classes)

OMEGA GROWTH FUND+/-/39/
         Class A                                     1.30%                              3 Years After
         Class B                                     2.05%                              Implementation Date (all
         Class C                                     2.05%                              Classes)
         Class R                                     1.55%
         Administrator Class                         1.05%

OPPORTUNITY FUND/40/
         Class A                                     1.29%                              February 28, 2011
         Class C                                     2.04%           No Changes         February 28, 2011
         Administrator Class                         1.04%                              February 28, 2011
         Investor Class                              1.35%                              February 28, 2011

----------
/37/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class A, Service Class and Sweep Class shares to the Municipal Money Market Fund with capped net operating expense ratios of 0.65%, 0.45% and 1.05%, respectively, effective July 1, 2010.

/38/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the National Tax-Free Money Market Fund with a capped net operating expense ratios of 1.00% effective July 1, 2010.

/39/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Omega Growth Fund with a capped net operating expense ratio of 0.80%, effective on or about July 30, 2010.

                                                                   CAPPED OPERATING
                                               CAPPED OPERATING     EXPENSE RATIO
                                                 EXPENSE RATIO    (EFFECTIVE JULY 9,
FUNDS/CLASSES                                      (CURRENT)             2010)*        EXPIRATION / RENEWAL DATE
--------------------------------------------   ----------------   ------------------   -------------------------
OVERLAND EXPRESS SWEEP FUND/41/                      1.08%           No Changes         June 30, 2010

PENNSYLVANIA MUNICIPAL MONEY MARKET FUND+/-
         Class A                                     0.70%                              3 Years After
         Service Class                               0.45%                              Implementation Date (all
         Sweep Class                                 1.05%                              Classes)

PENNSYLVANIA TAX-FREE FUND+/-
         Class A                                     0.74%                              3 Years After
         Class B                                     1.49%                              Implementation Date (all
         Class C                                     1.49%                              Classes)
         Institutional Class                         0.49%

PRECIOUS METALS FUND+/-/42/
         Class A                                     1.09%                              3 Years After
         Class B                                     1.84%                              Implementation Date (all
         Class C                                     1.84%                              Classes)
         Institutional Class                         0.79%

PREMIER LARGE COMPANY GROWTH FUND+/-
         Class A                                     1.12%                              3 Years After
         Class B                                     1.87%                              Implementation Date (all
         Class C                                     1.87%                              Classes)
         Investor Class                              1.19%
         Administrator Class                         0.95%
         Institutional Class                         0.75%

PRIME INVESTMENT MONEY MARKET FUND
         Institutional Class                         0.20%           No Changes         June 30, 2010
         Service Class                               0.55%                              June 30, 2010

SHORT DURATION GOVERNMENT BOND FUND
         Class A                                     0.85%              0.83%           September 30, 2010
         Class B                                     1.60%              1.58%           September 30, 2010
         Class C                                     1.60%              1.58%           September 30, 2010
         Administrator Class                         0.60%              0.60%           September 30, 2010
         Institutional Class                         0.42%              0.42%           September 30, 2010

----------
/40/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Opportunity Fund with a capped net operating expense ratio of 0.85%, effective on or about July 30, 2010.

/41/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Overland Express Sweep Fund into the Money Market Fund effective July 9, 2010.

/42/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Precious Metals Fund with a capped net operating expense ratio of 0.95%, effective on or about July 30, 2010.

                                                                   CAPPED OPERATING
                                               CAPPED OPERATING     EXPENSE RATIO
                                                 EXPENSE RATIO    (EFFECTIVE JULY 9,
FUNDS/CLASSES                                      (CURRENT)             2010)*        EXPIRATION / RENEWAL DATE
--------------------------------------------   ----------------   ------------------   -------------------------
SHORT-TERM BOND FUND
         Class A                                     0.80%              0.80%           September 30, 2010
         Class C                                     1.55%              1.55%           September 30, 2010
         Institutional Class                         0.48%              0.48%           September 30, 2010
         Investor Class                              0.85%              0.83%           September 30, 2010

SHORT-TERM HIGH YIELD BOND FUND/43/
         Class A                                     0.81%              0.81%           September 30, 2010
         Class C                                     1.56%              1.56%           September 30, 2010
         Investor Class                              0.86%              0.84%           September 30, 2010

SHORT-TERM MUNICIPAL BOND FUND/44/
         Class A                                     0.60%              0.60%           3 Years After
         Class C                                     1.35%              1.35%           Implementation Date (all
         Institutional Class                         0.40%              0.40%           Classes)
         Investor Class                              0.66%              0.63%

SMALL CAP DISCIPLINED FUND/45/
         Class A                                     1.45%                              February 28, 2011
         Class C                                     2.20%           No Change          February 28, 2011
         Administrator Class                         1.20%                              February 28, 2011
         Institutional Class                         1.00%                              February 28, 2011
         Investor Class                              1.49%                              February 28, 2011

SMALL CAP GROWTH FUND
         Class A                                     1.40%              1.40%           February 28, 2011
         Class B                                     2.15%              2.15%           February 28, 2011
         Class C                                     2.15%              2.15%           February 28, 2011
         Administrator Class                         1.20%              1.20%           February 28, 2011
         Institutional Class                         0.90%              0.90%           February 28, 2011
         Investor Class                              1.49%              1.47%           February 28, 2011

SMALL CAP OPPORTUNITIES FUND
         Administrator Class                         1.20%           No Changes         February 28, 2011

SMALL CAP VALUE FUND/46/
         Class A                                     1.44%              1.30%           February 28, 2011
         Class B                                     2.19%              2.05%           February 28, 2011
         Class C                                     2.19%              2.05%           February 28, 2011
         Institutional Class                         0.95%              0.95%           February 28, 2011
         Investor Class                              1.36%              1.33%           February 28, 2011

/43/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Short-Term High Yield Bond Fund with a capped net operating expense ratio of 0.65%, effective on or about July 30, 2010.

/44/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Short-Term Municipal Bond Fund with a capped net operating expense ratio of 0.60%, effective on or about July 30, 2010.

/45/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved a sub-adviser change and name change to the Small Cap Disciplined Fund. Subject to receipt of shareholder approval of the new sub-adviser, the fund name will change to the Intrinsic Small Cap Value Fund, effective June 1, 2010.

                                                                   CAPPED OPERATING
                                               CAPPED OPERATING     EXPENSE RATIO
                                                 EXPENSE RATIO    (EFFECTIVE JULY 9,
FUNDS/CLASSES                                      (CURRENT)             2010)*        EXPIRATION / RENEWAL DATE
--------------------------------------------   ----------------   ------------------   -------------------------
SMALL COMPANY GROWTH FUND
         Class A                                     1.45%                              January 31, 2011
         Class B                                     2.20%           No Changes         January 31, 2011
         Class C                                     2.20%                              January 31, 2011
         Administrator Class                         1.20%                              January 31, 2011
         Institutional Class                         0.95%                              January 31, 2011

SMALL COMPANY VALUE FUND/47/
         Class A                                     1.45%                              January 31, 2011
         Class B                                     2.20%           No Changes         January 31, 2011
         Class C                                     2.20%                              January 31, 2011
         Administrator Class                         1.20%                              January 31, 2011

SMALL/MID CAP CORE FUND+/-/48/
         Class A                                     1.40%                              3 Years After
         Class C                                     2.15%                              Implementation Date (all
         Administrator Class                         1.15%                              Classes)

SMALL/MID CAP VALUE FUND
         Class A                                     1.40%              1.40%           February 28, 2011
         Class C                                     2.15%              2.15%           February 28, 2011
         Administrator Class                         1.15%              1.15%           February 28, 2011
         Institutional Class                         0.95%              0.95%           February 28, 2011
         Investor Class                              1.49%              1.47%           February 28, 2011

SOCIAL SUSTAINABILITY FUND
         Class A                                     1.25%           No Changes         November 30, 2010
         Class C                                     2.00%                              November 30, 2010
         Administrator Class                         1.00%                              November 30, 2010

SPECIALIZED FINANCIAL SERVICES FUND/49/
         Class A                                     1.35%           No Changes         February 28, 2011
         Class B                                     2.10%                              February 28, 2011
         Class C                                     2.10%                              February 28, 2011

----------
/46/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Small Cap Value Fund with a capped net operating expense ratio of 1.10%, effective on or about July 30, 2010.

/47/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Small Company Value Fund with a capped net operating expense ratio of 1.00%, effective on or about July 30, 2010.

/48/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Small/Mid Cap Core Fund with a capped net operating expense ratio of 0.95%, effective on or about July 30, 2010.

/49/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Specialized Financial Services Fund into the Classic Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

                                                                   CAPPED OPERATING
                                               CAPPED OPERATING     EXPENSE RATIO
                                                 EXPENSE RATIO    (EFFECTIVE JULY 9,
FUNDS/CLASSES                                      (CURRENT)             2010)*        EXPIRATION / RENEWAL DATE
--------------------------------------------   ----------------   ------------------   -------------------------
SPECIAL SMALL CAP VALUE FUND+/-/50/
         Class A                                     1.34%                              3 Years After
         Class B                                     2.09%                              Implementation Date (all
         Class C                                     2.09%                              Classes)
         Administrator Class                         1.09%

SPECIALIZED TECHNOLOGY FUND/51/
         Class A                                     1.75%              1.75%           February 28, 2011
         Class B                                     2.50%              2.50%           February 28, 2011
         Class C                                     2.50%              2.50%           February 28, 2011
         Investor Class                              1.85%              1.82%           February 28, 2011

STABLE INCOME FUND/52/
         Class A                                     0.85%                              September 30, 2010
         Class B                                     1.60%           No Changes         September 30, 2010
         Class C                                     1.60%                              September 30, 2010
         Administrator Class                         0.65%                              September 30, 2010

STRATEGIC INCOME FUND/53/
         Class A                                     1.10%           No Changes         September 30, 2010
         Class B                                     1.85%                              September 30, 2010
         Class C                                     1.85%                              September 30, 2010

STRATEGIC LARGE CAP GROWTH FUND+/-/54/
         Class A                                     1.07%                              3 Years After
         Class C                                     1.82%                              Implementation Date (all
         Class R                                     1.32%                              Classes)
         Institutional Class                         0.80%

STRATEGIC MUNICIPAL BOND FUND+/-
         Class A                                     0.86%                              3 Years After
         Class B                                     1.61%                              Implementation Date (all
         Class C                                     1.61%                              Classes)
         Administrator Class                         0.68%

----------
/50/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Special Small Cap Value Fund with a capped net operating expense ratio of 0.94%, effective on or about July 30, 2010.

/51/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Specialized Technology Fund with a capped net operating expense ratio of 1.50%, effective on or about July 30, 2010.

/52/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Stable Income Fund into the Ultra Short-Term Income Fund. Subject to receipt of shareholder approval, the merger will become effective on July 9, 2010.

/53/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Strategic Income Fund into the High Income Fund. Subject to receipt of shareholder approval, the merger will become effective on July 9, 2010.

/54/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Strategic Large Cap Growth Fund with a capped net operating expense ratio of 0.95%, effective on or about July 30, 2010.

                                                                   CAPPED OPERATING
                                               CAPPED OPERATING     EXPENSE RATIO
                                                 EXPENSE RATIO    (EFFECTIVE JULY 9,
FUNDS/CLASSES                                      (CURRENT)             2010)*        EXPIRATION / RENEWAL DATE
--------------------------------------------   ----------------   ------------------   -------------------------
TARGET TODAY FUND
         Class A                                     0.98%              0.96%           June 30, 2010
         Class B                                     1.73%              1.71%           June 30, 2010
         Class C                                     1.73%              1.71%           June 30, 2010
         Administrator Class                         0.80%              0.80%           June 30, 2010
         Institutional Class                         0.45%              0.45%           June 30, 2010
         Investor Class                              0.86%              0.86%           June 30, 2010

TARGET 2010 FUND
         Class A                                     1.01%              0.99%           June 30, 2010
         Class B                                     1.76%              1.74%           June 30, 2010
         Class C                                     1.76%              1.74%           June 30, 2010
         Administrator Class                         0.83%              0.83%           June 30, 2010
         Institutional Class                         0.48%              0.48%           June 30, 2010
         Investor Class                              0.89%              0.89%           June 30, 2010

TARGET 2015 FUND
         Institutional Class                         0.49%           No Changes         June 30, 2010
         Administrator Class                         0.84%                              June 30, 2010
         Investor Class                              0.90%                              June 30, 2010

TARGET 2020 FUND
         Class A                                     1.03%              1.01%           June 30, 2010
         Class B                                     1.78%              1.76%           June 30, 2010
         Class C                                     1.78%              1.76%           June 30, 2010
         Administrator Class                         0.85%              0.85%           June 30, 2010
         Institutional Class                         0.50%              0.50%           June 30, 2010
         Investor Class                              0.91%              0.91%           June 30, 2010

TARGET 2025 FUND
         Administrator Class                         0.85%           No Changes         June 30, 2010
         Institutional Class                         0.50%                              June 30, 2010
         Investor Class                              0.91%                              June 30, 2010

TARGET 2030 FUND
         Class A                                     1.04%              1.02%           June 30, 2010
         Class B                                     1.79%              1.77%           June 30, 2010
         Class C                                     1.79%              1.77%           June 30, 2010
         Administrator Class                         0.86%              0.86%           June 30, 2010
         Institutional Class                         0.51%              0.51%           June 30, 2010
         Investor Class                              0.92%              0.92%           June 30, 2010

TARGET 2035 FUND
         Administrator Class                         0.87%           No Changes         June 30, 2010
         Institutional Class                         0.52%                              June 30, 2010
         Investor Class                              0.93%                              June 30, 2010

                                                                   CAPPED OPERATING
                                               CAPPED OPERATING     EXPENSE RATIO
                                                 EXPENSE RATIO    (EFFECTIVE JULY 9,
FUNDS/CLASSES                                      (CURRENT)             2010)*        EXPIRATION / RENEWAL DATE
--------------------------------------------   ----------------   ------------------   -------------------------
TARGET 2040 FUND
         Class A                                     1.05%              1.03%           June 30, 2010
         Class B                                     1.80%              1.78%           June 30, 2010
         Class C                                     1.80%              1.78%           June 30, 2010
         Administrator Class                         0.87%              0.87%           June 30, 2010
         Institutional Class                         0.52%              0.52%           June 30, 2010
         Investor Class                              0.93%              0.93%           June 30, 2010

TARGET 2045 FUND
         Administrator Class                         0.87%           No Changes         June 30, 2010
         Institutional Class                         0.52%                              June 30, 2010
         Investor Class                              0.93%                              June 30, 2010

TARGET 2050 FUND
         Administrator Class                         0.87%           No Changes         June 30, 2010
         Institutional Class                         0.52%                              June 30, 2010
         Investor Class                              0.93%                              June 30, 2010

TOTAL RETURN BOND FUND/55/
         Class A                                     0.85%              0.83%           3 Years After
         Class B                                     1.60%              1.58%           Implementation Date (all
         Class C                                     1.60%              1.58%           Classes)
         Administrator Class                         0.70%              0.70%
         Institutional Class                         0.42%              0.42%
         Investor Class                              0.90%              0.86%

TRADITIONAL SMALL CAP GROWTH FUND+/-/56/
         Class A                                     1.33%                              3 Years After
         Institutional Class                         0.98%                              Implementation Date (all
                                                                                        Classes)

TREASURY PLUS MONEY MARKET FUND/57/
         Class A                                     0.65%              0.65%           3 Years After
         Administrator Class                         0.35%              0.35%           Implementation Date (all
         Institutional Class                         0.20%              0.20%           Classes)
         Service Class                               0.50%              0.45%

ULTRA SHORT-TERM INCOME FUND
         Class A                                     0.70%              0.70%           3 Years After
         Class C                                     1.45%              1.45%           Implementation Date (all
         Administrator Class                         0.55%              0.55%           Classes)
         Institutional Class                         0.35%              0.35%
         Investor Class                              0.75%              0.73%

----------
/55/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class R shares to the Total Return Bond Fund with a capped net operating expense ratio of 1.08%, effective July 9, 2010.

/56/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class C and Administrator Class shares to the Traditional Small Cap Growth Fund with a capped net operating expense ratio of 2.08% and 1.20%, respectively, effective on or about July 30, 2010.

/57/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the Treasury Plus Money Market Fund with a capped operating expense ratio of 0.97%, effective July 1, 2010.

                                                                   CAPPED OPERATING
                                               CAPPED OPERATING     EXPENSE RATIO
                                                 EXPENSE RATIO    (EFFECTIVE JULY 9,
FUNDS/CLASSES                                      (CURRENT)             2010)*        EXPIRATION / RENEWAL DATE
--------------------------------------------   ----------------   ------------------   -------------------------
ULTRA SHORT-TERM MUNICIPAL INCOME FUND/58/
         Class A                                     0.67%              0.67%           October 31, 2010
         Class C                                     1.42%              1.42%           October 31, 2010
         Institutional Class                         0.37%              0.37%           October 31, 2010
         Investor Class                              0.72%              0.70%           October 31, 2010

UTILITY & TELECOMMUNICATIONS FUND+/-/59/
         Class A                                     1.14%                              3 Years After
         Class B                                     1.89%                              Implementation Date (all
         Class C                                     1.89%                              Classes)
         Institutional Class                         0.78%

U.S. VALUE FUND/60/
         Class A                                     1.25%                              November 30, 2010
         Class B                                     2.00%           No Change          November 30, 2010
         Class C                                     2.00%                              November 30, 2010
         Administrator Class                         0.96%                              November 30, 2010
         Investor Class                              1.32%                              November 30, 2010

WEALTHBUILDER CONSERVATIVE
   ALLOCATION PORTFOLIO                              1.50%           No Change          September 30, 2010

WEALTHBUILDER EQUITY PORTFOLIO                       1.50%           No Change          September 30, 2010

WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO            1.50%           No Change          September 30, 2010

WEALTHBUILDER GROWTH BALANCED PORTFOLIO              1.50%           No Change          September 30, 2010

WEALTHBUILDER MODERATE BALANCED PORTFOLIO            1.50%           No Change          September 30, 2010

WEALTHBUILDER TACTICAL EQUITY PORTFOLIO              1.50%           No Change          September 30, 2010

WISCONSIN TAX-FREE FUND
         Class A                                     0.70%              0.70%           October 31, 2010
         Class C                                     1.49%              1.49%           October 31, 2010
         Investor Class                              0.75%              0.73%           October 31, 2010

100% TREASURY MONEY MARKET FUND/61/
         Class A                                     0.65%           No Change          June 30, 2010
         Service Class                               0.50%                              June 30, 2010

----------
/58/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Ultra Short-Term Municipal Income Fund with a capped net operating expense ratio of 0.60%, effective on or about July 30, 2010.

/59/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Utility & Telecommunications Fund with a capped operating expense ratio of 0.95%, effective on or about July 30, 2010.

/60/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the U.S. Value Fund to the Disciplined Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

Most Recent Annual Approval: March 26, 2010
Schedule A amended: March 26, 2010

----------
/61/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class and Sweep Class shares to the 100% Treasury Money Market Fund with capped operating expense ratios of 0.30% and 1.05%, respectively, effective July 1, 2010.

     The foregoing schedule of capped operating expense ratios is agreed to as of March 26, 2010 and shall remain in effect until changed in writing by the parties.

                                               WELLS FARGO FUNDS TRUST

                                               By:
                                                  ------------------------------
                                                  C. David Messman
                                                  Secretary

                                               WELLS FARGO FUNDS MANAGEMENT, LLC

                                               By:
                                                  ------------------------------
                                                  Andrew Owen
                                                  Executive Vice President